Exhibit 13.2

Certification of Principal Financial Officer Pursuant to 18 USC §1350,
as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 20-F of TTI Team Telecom International Ltd. (the “Company”) for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Israel (Eli) Ofer, certify, pursuant to 18 USC §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

    1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2008	/s/ Israel (Eli) Ofer
Israel (Eli) Ofer
Chief Financial Officer